                                                   Pursuant to Rule 497(c)
                                                   Registration File #333-17217


EQ Advisors Trust(SM)

PROSPECTUS DATED MAY 1, 2001



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This Prospectus describes the twelve (12) Portfolios* offered by EQ Advisors
Trust and the Class IA or Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.





             DOMESTIC PORTFOLIOS                 INTERNATIONAL STOCK PORTFOLIOS
-------------------------------------------  ------------------------------------
           EQ/Alliance Technology                     EQ/Alliance Global**
            EQ/AXP New Dimensions            EQ/Capital Guardian International**
       EQ/Bernstein Diversified Value
         EQ/Calvert Socially Responsible**         BALANCED/HYBRID PORTFOLIOS
            EQ/Equity 500 Index**            ----------------------------------
         EQ/FI Small/Mid Cap Value**             EQ/Alliance Growth Investors**
         EQ/MFS Emerging Growth Companies**
               EQ/MFS Research**
          EQ/Small Company Index**

* All of these Portfolios may not be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

** Effective May 18, 2001, the names of all of the Portfolios will include
   "EQ/".
   -----------------------------------------------------------------------------

  YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Version 12

Overview



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--------------------------------------------------------------------------------

 EQ ADVISORS TRUST

 This Prospectus tells you about the twelve (12) current Portfolios of EQ Advisors Trust ("Trust") and the Class IA shares or Class IB shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust are diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

 The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") as well as insurance companies that are not affiliated with Equitable or EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

 Equitable currently serves as the Manager of the Trust. In such capacity, subject always to the direction and control of the Trustees of the Trust, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisers;
 (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser.

 Information about the Advisers for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager recommends Advisers for each Portfolio to the Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select new or additional Advisers for each of the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

Table of contents



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
 1

------------------------------------------------
 SUMMARY INFORMATION CONCERNING EQ
    ADVISORS TRUST                             4
------------------------------------------------
 2

------------------------------------------------
 ABOUT THE INVESTMENT PORTFOLIOS              10
------------------------------------------------
    DOMESTIC PORTFOLIOS                       13
       EQ/Alliance Technology                 13
       EQ/AXP New Dimensions                  15
       EQ/Bernstein Diversified Value         16
       EQ/Calvert Socially Responsible        18
       EQ/Equity 500 Index                    21
       EQ/FI Small/Mid Cap Value              23
       EQ/MFS Emerging Growth Companies       25
       EQ/MFS Research                        27
       EQ/Small Company Index                 29
    INTERNATIONAL STOCK PORTFOLIOS            31
       EQ/Alliance Global                     31
       EQ/Capital Guardian International      33
    BALANCED/HYBRID PORTFOLIO                 36
       EQ/Alliance Growth Investors           36
 3

------------------------------------------------
 MORE INFORMATION ON PRINCIPAL RISKS          38
------------------------------------------------


 4

------------------------------------------------
 MANAGEMENT OF THE TRUST                      43
------------------------------------------------
    The Trust                                 43
    The Manager                               43
    Expense Limitation Agreement              44
    The Advisers                              45
    The Administrator                         46
    The Transfer Agent                        46
    Brokerage Practices                       46
    Brokerage Transactions with Affiliates
 5
                                              46

------------------------------------------------
 FUND DISTRIBUTION ARRANGEMENTS               47
------------------------------------------------
 6

------------------------------------------------
 PURCHASE AND REDEMPTION                      48
------------------------------------------------
 7

------------------------------------------------
 HOW ASSETS ARE VALUED                        49
------------------------------------------------
 8

------------------------------------------------
 TAX INFORMATION                              50
------------------------------------------------
 9

------------------------------------------------
 FINANCIAL HIGHLIGHTS                         51
------------------------------------------------
 10

------------------------------------------------
 PRIOR PERFORMANCE OF EACH ADVISER            63
------------------------------------------------

1
Summary information concerning EQ Advisors Trust


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The following chart highlights the twelve (12) Portfolios described in this
Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks", which more fully describes each of the principal risks, is provided beginning on page 38.


----------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
----------------------------------------------------------------------------------------------------
PORTFOLIO                             INVESTMENT OBJECTIVE(S)
----------------------------------------------------------------------------------------------------
EQ/ALLIANCE TECHNOLOGY               Seeks to achieve growth of capital. Current income is
                                     incidental to the Portfolio's objective



----------------------------------------------------------------------------------------------------
EQ/AXP NEW DIMENSIONS                Seeks long-term growth of capital



----------------------------------------------------------------------------------------------------
EQ/BERNSTEIN DIVERSIFIED VALUE       Seeks capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations that appear to the Adviser to be inexpensively priced
                                     relative to the return on total capital or equity

----------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE      Seeks long-term capital appreciation

----------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX                  Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including
                                     reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index

----------------------------------------------------------------------------------------------------
EQ/FI SMALL/MID CAP VALUE            Seeks long-term capital appreciation

----------------------------------------------------------------------------------------------------
EQ/MFS EMERGING GROWTH COMPANIES     Seeks to provide long-term capital growth


----------------------------------------------------------------------------------------------------
EQ/MFS RESEARCH                      Seeks to provide long-term growth of capital and future
                                     income

----------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX               Seeks to replicate as closely as possible (before the
                                     deduction of Portfolio expenses) the total return of the
                                     Russell 2000 Index
----------------------------------------------------------------------------------------------------

s

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
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                   PRINCIPAL RISKS
-------------------------------------------------------------------------------------------------------------------------------
Securities of companies in various industries that are           General investment, sector, growth investing, small-cap
expected to benefit from technological advances and              and mid-cap companies, derivatives, foreign securities,
improvements with potential for capital appreciation and         fixed income, and securities lending risks
growth of capital, including well-known, established
companies or new or unseasoned companies

-------------------------------------------------------------------------------------------------------------------------------
Common stocks of companies showing the potential for             General investment, growth investing and foreign securities
significant growth (often including securities of companies      risks
operating in areas with dynamic economic and
technological changes occurring and foreign markets)

-------------------------------------------------------------------------------------------------------------------------------
Equity securities of companies with relatively large             General investment, value investing, derivatives, and fixed
capitalizations that the Adviser believes are undervalued        income risks
based on their return on equity or capital

-------------------------------------------------------------------------------------------------------------------------------
Common stocks of medium to large U.S. companies that             General investment, growth investing, and mid-cap
meet both investment and social criteria                         company risks

-------------------------------------------------------------------------------------------------------------------------------
Securities in the S&P 500 Index, derivatives, and securities     General investment, index-fund, derivatives, leveraging,
lending                                                          and securities lending risks


-------------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. small-cap and mid-cap companies        General investment, small-cap and mid-cap company,
                                                                 sector and value investing risks

-------------------------------------------------------------------------------------------------------------------------------
Equity securities of emerging growth companies with the          General investment, small-cap and mid-cap company,
potential to become major enterprises or that are major          foreign securities, portfolio turnover, and growth investing
enterprises whose rates of earnings growth are expected to       risks
accelerate

-------------------------------------------------------------------------------------------------------------------------------
Common stock or securities convertible into common stock         General investment, small-cap and mid-cap company,
of companies with better than average prospects for              foreign securities, fixed income, and growth investing risks

-------------------------------------------------------------------------------------------------------------------------------
long-term growth
Common stocks of small-cap companies in the Russell              General investment, index-fund, small-cap and mid-cap
2000 Index                                                       company, and derivatives risks
-------------------------------------------------------------------------------------------------------------------------------


     -------------------------                               EQ Advisors Trust

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
----------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIOS
----------------------------------------------------------------------------------------------------
PORTFOLIO                              INVESTMENT OBJECTIVE(S)
----------------------------------------------------------------------------------------------------
EQ/ALLIANCE GLOBAL                    Seeks long-term growth of capital



----------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN INTERNATIONAL     Seeks long-term growth of capital by investing primarily in non-United States equity securities
----------------------------------------------------------------------------------------------------

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
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT STRATEGIES                                   PRINCIPAL RISKS
-----------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. and established foreign companies      General investment, growth investing, foreign securities,
(including shares of other mutual funds investing in foreign     liquidity, and derivatives risks
securities), debt securities, derivatives, and securities
lending

-----------------------------------------------------------------------------------------------------------------------------
Non-U.S. equity securities primarily of companies located in     General investment, foreign securities, growth investing,
Europe, Canada, Australia, and the Far East                      and derivatives risks
-----------------------------------------------------------------------------------------------------------------------------



     -------------------------                               EQ Advisors Trust

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
--------------------------------------------------------------------------------------------
EQ ADVISORS TRUST BALANCED/HYBRID PORTFOLIO
--------------------------------------------------------------------------------------------
PORTFOLIO                         INVESTMENT OBJECTIVE(S)
--------------------------------------------------------------------------------------------
EQ/ALLIANCE GROWTH INVESTORS     Seeks to achieve the highest total return consistent with
                                 the Adviser's determination of reasonable risk
--------------------------------------------------------------------------------------------




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
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT STRATEGIES                                     PRINCIPAL RISKS
-----------------------------------------------------------------------------------------------------------------------------
Equity securities (including foreign stocks, preferred stocks,     General investment, asset allocation, fixed income,
convertible securities, securities of small and medium-sized       leveraging, derivatives, liquidity, convertible securities,
companies) and debt securities (including foreign debt             small-cap and mid-cap company, securities lending, junk
securities and junk bonds), derivatives, and securities            bond, portfolio turnover, and foreign securities risks
lending
-----------------------------------------------------------------------------------------------------------------------------



     -------------------------                               EQ Advisors Trust

2
About the investment portfolios



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 This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

 Please note that:

 o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

 o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


 GENERAL INVESTMENT RISKS

 Each of the Portfolios is subject to the following risks:

 ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

 MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

 SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

 The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

 THE BENCHMARKS

 The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as of the actual return you would receive under your Contract.

 Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

 THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

 THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

 THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

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 THE RUSSELL 1000(Reg. TM) GROWTH INDEX ("Russell 1000 Growth") is an unmanaged list of common stocks that measures the performance of Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. For a description of the Russell 3000 Index, see "The Russell 3000 Index" below. It is compiled by the Frank Russell Company.

 THE RUSSELL 1000(Reg. TM) VALUE INDEX ("Russell 1000 Value") is an unmanaged list of common stocks that measures the performance of Russell 1000 Index companies with lower price to book ratios and lower forecasted earnings. The Russell 1000(Reg. TM) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. For a description of the Russell 3000 Index see "The Russell 3000 Index" below. It is compiled by the Frank Russell Company.

 THE RUSSELL 2000(Reg. TM) INDEX ("Russell 2000") is an unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. It is often used to indicate the performance of smaller company stocks. It is compiled by the Frank Russell Company.

 THE RUSSELL 2000(Reg. TM) GROWTH INDEX ("Russell 2000 Growth") is an unmanaged index which measures the performance of those companies in the Russell 2000 with higher price-to-book ratios and higher forecasted growth than other companies in the Russell 2000. It is compiled by the Frank Russell Company.

 THE RUSSELL 2000(Reg. TM) VALUE INDEX ("Russell 2000 Value") is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is compiled by the Frank Russell Company.

 THE RUSSELL 2500(TM) VALUE INDEX ("Russell 2500 Value") is an unmanaged index which measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forcasted values. For a description of the Russell 2500 Index see "The Russell 2500 Index" below. It is compiled by the Frank Russell Company.

 THE RUSSELL 2500(TM) INDEX ("Russell 2500") is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. It is compiled by the Frank Russell Company.

 THE RUSSELL 3000(TM) INDEX ("Russell 3000 Index") is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is compiled by the Frank Russell Company.

 THE RUSSELL 3000(TM) GROWTH INDEX ("Russell 3000 Growth") is an unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. It is compiled by the Frank Russell Company.

 THE RUSSELL MIDCAP(Reg. TM) GROWTH INDEX ("Russell MidCap Growth") is an unmanaged list of common stocks that measures the performance of the 800 smallest companies in the Russell 1000 Index representing approximately 35% of the total market capitalization of the Russell 1000 Index. (The Russell 1000 Index measures the performance of the 1,000 largest companies based on total market capitalization.) The Russell MidCap Growth Index measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values. It is compiled by the Frank Russell Company.



     ----------------------------------------------------    EQ Advisors Trust

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 THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an
 unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

 "Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 50% S&P 500/50% Lehman Gov't/Corp) assume a static mix of the two indices. We believe that these indices reflect more closely the market sectors in which certain Portfolios invest.

 70% S&P 500 INDEX/30% LEHMAN GOV'T/CORP. INDEX is made up of 70% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 30% of the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

 NASDAQ COMPOSITE INDEX measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The index is market-value weighted. This means that each company's security affects the index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the index.

DOMESTIC PORTFOLIOS

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 EQ/ALLIANCE TECHNOLOGY PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital. Current income is incidental to the Portfolio's objective.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio normally will have at least 80% of its assets invested in the securities of these companies. The Portfolio invests for capital growth. Within this framework, the Portfolio may invest in any company and industry and in any type of security having the potential for capital appreciation, including well-known, established companies or new or unseasoned companies.

 Although current income is only an incidental consideration, the Portfolio may seek income by writing listed call options. The Portfolio normally will have substantially all its assets invested in equity securities, but it may also invest in debt securities that offer an opportunity for price appreciation. The Portfolio may invest in both listed and unlisted U.S. securities and may invest up to 25% of its total assets in foreign securities, including depositary receipts.

 The Portfolio also may:

 o write covered call options on its portfolio securities of up to 15% of its total assets and may purchase exchanged-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

 o  invest up to 10% of its total assets in warrants; and

 o  make loans of its portfolio securities of up to 33.3% of its total assets.

 When market or financial conditions warrant, the Portfolio may invest for temporary or defensive purposes, without limit, in preferred stocks in investment grade or corporate fixed income securities, including U.S. Government securities, qualifying bank high quality money market instruments, including prime commercial paper and other types of short-term fixed income securities. These temporary investments may also include short-term foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. Such investments could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 38.

      o Sector Risk

      o Growth Investing Risk

      o Small-Cap and Mid-Cap Company Risk

      o Derivatives Risk

      o Foreign Securities Risks

      o Fixed Income Securities Risk

      o Securities Lending Risk

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is May 1, 2000. Therefore, no prior performance information is available.

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio since the Portfolio commenced its operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


     ----------------------------------------------------    EQ Advisors Trust

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--------------------------------------------------------------------------------

 PETER ANASTOS and GERALD MALONE are principally responsible for the day-to-day management of the Portfolio. Mr. Anastos, Senior Vice President of Alliance, has been associated with Alliance since 1992. Mr. Malone, a Senior Vice President of Alliance, has been associated with Alliance since 1992.

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--------------------------------------------------------------------------------

 EQ/AXP NEW DIMENSIONS PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

 THE INVESTMENT STRATEGY

 The Portfolio primarily invests in common stocks of companies showing the potential for significant growth. These companies often operate in areas where dynamic economic and technological changes are occurring. The Portfolio may also invest up to 30% of its total assets in foreign securities.

 The Portfolio's Adviser selects investments by:

 o identifying companies the Adviser believes have above-average long-term growth potential based on: effective management; financial strength; and competitive market position; and

 o considering opportunities and risks with respect to interest rate and economic forecasts both domestically and abroad.

 In evaluating whether to sell a security, the Adviser considers, among other factors, whether:

 o  the security is overvalued relative to alternative investments;

 o  the company has met the Adviser's earnings and/or growth expectations;

 o  political, economic, or other events could affect the company's performance;


 o the Adviser wishes to minimize potential losses (i.e., in a market down-turn); and

 o  the Adviser identifies a more attractive opportunity.

 Although not a primary investment strategy, the Portfolio also may invest in other instruments, such as money market securities, preferred stocks, debt obligations (of any rating), and convertible securities. Additionally, the Portfolio may utilize derivative instruments (such as options and futures contracts) to produce incremental earnings, hedge existing positions and increase flexibility.

 When market or financial conditions warrant, the Portfolio may invest more of its assets in money market securities for temporary or defensive purposes. During these times, the Portfolio may make frequent securities trades that could cause the Portfolio to incur additional transaction costs that could be passed through to shareholders. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 38.

     o Growth Investing Risk

     o Foreign Securities Risk

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is September 1, 2000. Therefore, no prior performance information is available.

 WHO MANAGES THE PORTFOLIO

 AMERICAN EXPRESS FINANCIAL CORPORATION ("AEFC"), 200 AXP Financial Center, Minneapolis, MN 55474. AEFC has been the Adviser to the Portfolio since the Portfolio commenced operations. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. AEFC has provided financial services since 1894. In addition to offering mutual funds, its family of companies also offers insurance, annuities, investment certificates and a broad range of financial management services.

 GORDON FINES is principally responsible for the day-to-day management of the Portfolio. Mr. Fines, a Vice President and senior portfolio manager of AEFC, has been associated with AEFC since 1981. Doug Guffy and Anne Obermeyer serve as portfolio managers and have been associated with AEFC since 1994 and 1984, respectively.


     ----------------------------------------------------    EQ Advisors Trust

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 EQ/BERNSTEIN DIVERSIFIED VALUE
 PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.

 THE INVESTMENT STRATEGY

 The Portfolio normally invests at least 80% of its total assets primarily in equity securities of large capitalization domestic companies. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

 The Portfolio uses a value-oriented approach in searching for securities. The Adviser uses a "bottom-up" approach (individual stock selection) to find companies that have:

     o low price to earnings ratios;

     o high yield;

     o unrecognized assets;

     o the possibility of management change; and/or

     o the prospect of improved profitability.

 The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody's.

 The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.

 The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its Portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility.

 When market or financial conditions warrant, the Portfolio may invest, without limit, in money market securities for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 38.

      o Value Investing Risk

      o Derivatives Risk

      o Fixed Income Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's average annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Please note that the Portfolio's performance, as reflected below, was achieved by the Portfolio's previous adviser. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio's commencement date was January 1, 1998.

----------
  17
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
 CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                  20.01%      3.55%     -1.94%
       -----------------------------------------------------
                   1998       1999       2000


--------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 23.34% (1998 4th Quarter)           (13.43)% (1998 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                SINCE
                                                ONE YEAR      INCEPTION
--------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value Portfolio
  - Class IB Shares                               (1.94)%        6.81%
--------------------------------------------------------------------------------
 S&P 500 Index*                                   (9.10)%       12.26%
--------------------------------------------------------------------------------
 Russell 1000 Value Index*,**                      7.01%         9.93%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, NY 10105. Alliance has been the Adviser to the Portfolio since March 1, 2001. Alliance is a publicly traded limited partnership, indirectly majority-owned by Equitable. Alliance, through its Bernstein Investment Research and Management Unit ("Bernstein") manages the Portfolio.

 Bernstein's field of expertise is the value style of investment management. Bernstein's approach of equity investment for most of its equity services is value oriented, with value defined as the relationship between a security's current price and its normal or long-term earnings power as determined by its investment research.

 Marilyn G. Fedak and Steven Pisarkiewicz have been principally responsible for the day-to-day management of the Portfolio since March 1, 2001. Ms. Fedak, Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group has been with Bernstein since 1984. Mr. Pisarkiewicz is a managing director of the Institutional Services Group and has been with Bernstein since 1989.

     ----------------------------------------------------    EQ Advisors Trust

----------
   18
--------------------------------------------------------------------------------

 EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term capital appreciation

 THE INVESTMENT STRATEGY

 The portfolio invests primarily in common stocks of medium to large U.S. companies that meet both investment and social criteria. The practical application of this strategy involves Calvert and Brown Capital using a rigorous and tandem two-step investment process for evaluating potential investments. Once identified as an attractive financial opportunity, a critical second evaluation of the company's performance on a variety of social issues is accomplished. The financial analysis is done by Brown Capital's Mid/large Investment team. Calvert's in-house Social Research Department conducts the analysis of each company's societal impact.

 The Portfolio invests in companies that are committed to meeting the challenges of the future with an expanded view of corporate responsibility. More than a matter of "doing the right thing", it also makes good business sense.


   For purposes of this Portfolio, companies having market capitalizations greater than $1 billion are considered medium to large companies.

 INVESTMENT CRITERIA: Brown Capital's investment process balances the growth potential of investments with the price or value of the investment in order to identify stocks that offer above average growth potential at reasonable prices. Brown Capital evaluates each stock in terms of its growth potential, the return on risk-free investments, and the specific risk features of the company to determine the reasonable price for the stock.

 The Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be readily sold because there is no active market for them.

 The Portfolio may invest in derivative instruments, such as foreign currency contracts (up to 5% of its total assets), options on securities and indices (up to 5% of its total assets), and futures contracts (up to 5% of its net assets).

 When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

 SOCIAL CRITERIA: Calvert analyzes investments from a social perspective. Calvert's in-house Social Research Department, which includes specialists in the environment, labor, human rights, community relations, and defense, conducts the social analysis.

 The purpose of the research is to complement the financial analysis on a company with a full picture of what a company does, what it stands for, and what operations and procedures are, as well as what it plans to do in the future and where it is heading.

 The Portfolio seeks to invest in companies that:

 o deliver safe products and services in ways that sustain our natural environment. For example, the Portfolio looks for companies that produce energy from renewable resources, while avoiding consistent polluters;

 o manage with participation throughout the organization in defining and achieving objectives. For example, the Portfolio looks for companies that offer employee stock ownership or profit-sharing plans;

 o negotiate fairly with their workers, provide an environment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the U.S. Equal Employment Opportunity Commission, and provide opportunities for women, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, the Portfolio considers both unionized and non-union firms with good labor relations; and

 o foster awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreates a context within which these goals can be

----------
  19
--------------------------------------------------------------------------------

    realized. For example, the Portfolio looks for companies with an above average commitment to community affairs and charitable giving.

 The Portfolio will not invest in companies that Calvert determines to be significantly engaged in:

 o  production of or the manufacture of equipment to produce nuclear energy;
 o  business activities in support of repressive regimes;
 o  manufacture of weapon systems;
 o  manufacture of alcoholic beverages or tobacco products;
 o  operation of gambling casinos; or
 o a pattern and practice of violating the rights of indigenous people. We urge companies to end negative stereotypes of Native Americans and other indigenous peoples. For example, the Portfolio objects to the unauthorized use of names and images that portray Native Americans in a negative light, and supports the promotion of positive portrayals of all individuals and ethnic groups.


 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 38.

      o Growth Investing Risk

      o Mid-Cap Company Risk


 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 2000, the Portfolio's first full year of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for this Portfolio is September 1, 1999.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                            9.12%
                      ------------------
                            2000

--------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 4.02% (2000 3rd Quarter)            (9.12)% (2000 4th Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                 SINCE
                                                 ONE YEAR      INCEPTION
--------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible Portfolio
  - Class IB Shares                                (2.87)%        3.71%
--------------------------------------------------------------------------------
 S&P 500 Index*                                    (9.10)%        1.55%
--------------------------------------------------------------------------------
 Russell 3000 Index*,**                            (7.46)%        3.58%
--------------------------------------------------------------------------------

 *  For more information on this index, see the preceding section "The
    Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 WHO MANAGES THE PORTFOLIO

 CALVERT ASSET MANAGEMENT COMPANY, INC. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Ameritas Acacia Mutual Holding Company. Calvert has been the Adviser to the Portfolio since it commenced operations. It has been managing mutual funds since 1976. Calvert is the investment adviser for over 28 mutual fund portfolios, including the first and largest family of socially screened funds. Calvert provides the social investment research and screening of the Portfolio's

     ----------------------------------------------------    EQ Advisors Trust

----------
   20
--------------------------------------------------------------------------------

 investments. As of December 31, 2000, Calvert had $6.67 billion in assets under management.

 BROWN CAPITAL MANAGEMENT, INC. ("Brown Capital"), 1201 North Calvert Street, Baltimore, Maryland 21201. Brown Capital initially identifies potential investments for the Portfolio, which are then promptly screened by Calvert using the Portfolio's social criteria.

 EDDIE C. BROWN, founder and President of Brown Capital, heads the management team for the Portfolio. He has over 24 years of investment management experience, and has held positions with T. Rowe Price Associates, Inc. and Irwing Management Company. Mr. Brown is a frequent panelist on "Wall Street Week with Louis Rukeyser" and is a member of the Wall Street Week Hall of Fame.

----------
  21
--------------------------------------------------------------------------------

 EQ/EQUITY 500 INDEX PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 THE INVESTMENT STRATEGY

 The Adviser will not utilize customary economic, financial or market analyses or other traditional investment techniques in managing the Portfolio. Rather, the Adviser will use proprietary modeling techniques to construct a portfolio that it believes will, in the aggregate, approximate the performance results of the S&P 500 Index.

 The Adviser will first select from the largest capitalization securities in the S&P 500 on a capitalization-weighted basis. Generally, the largest capitalization securities reasonably track the S&P 500 because the S&P 500 is significantly influenced by a small number of securities. However, in the Adviser's view, selecting securities on the basis of their capitalization alone would distort the Portfolio's industry diversification, and therefore economic events could potentially have a dramatically different impact on the performance of the Portfolio from that of the S&P 500. Recognizing this fact, the modeling techniques also consider industry diversification when selecting investments for the Portfolio. The Adviser also seeks to diversify the Portfolio's assets with respect to market capitalization. As a result, the Portfolio will include securities of smaller and medium-sized capitalization companies in the S&P 500.

 Cash may be accumulated in the Portfolio until it reaches approximately 1% of the value of the Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

   For more information on the S&P 500, see the preceding section "The Benchmarks." The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein.

 In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Portfolio holds cash, the Portfolio may from time to time buy and hold futures contracts on the S&P 500 Index and options on such futures contracts. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio's total assets. The Portfolio may seek to increase income by lending its portfolio securities with a value of up to 50% of its total assets to brokers-dealers.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 38.

      o Index-Fund Risk

      o Derivatives Risk

      o Securities Lending Risk

      o Leveraging Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares


     ----------------------------------------------------    EQ Advisors Trust

----------
   22
--------------------------------------------------------------------------------

 the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Equity Index Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Equity Index Portfolio) whose inception date is March 1, 1994. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

         36.5%   22.4%   32.6%   28.1%  20.40%   -9.6%
     ------------------------------------------------------
         1995    1996    1997    1998    1999    2000


--------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 21.13% (1998 4th Quarter)           (9.97)% (1998 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                                                      SINCE
                                       ONE YEAR      FIVE YEARS     INCEPTION
--------------------------------------------------------------------------------
 EQ/Equity 500 Index Portfolio -
   Class IB Shares                  (9.58)%         17.73%         18.10%
--------------------------------------------------------------------------------
 S&P 500 Index**                    (9.10)%         18.33%         18.60%
--------------------------------------------------------------------------------

 * For periods prior to the inception of Class IB Shares (May 1, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

**   For more information on this index, see the preceding section "The
     Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 JUDITH A. DEVIVO has been responsible for the day-to-day management of the Portfolio and its predecessor since its inception. Ms. DeVivo, a Vice President of Alliance, has been associated with Alliance since 1970.

----------
  23
--------------------------------------------------------------------------------

 EQ/FI SMALL/MID CAP VALUE PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

 THE INVESTMENT STRATEGY

 The Portfolio invests at least 65% of its total assets in common stocks of companies with small to medium market capitalizations. Small to medium market capitalization companies are those companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000 Index or the Russell MidCap Index at the time of the Portfolio's investment. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a small to medium market capitalization for purposes of the 65% policy.

 The Adviser focuses on securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. The stocks of these companies are often called "value" stocks.

 In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. The securities of each of these issuers are then analyzed using statistical models to further evaluate their growth potential, valuation, liquidity and investment risk. The Adviser may use various techniques, such as buying and selling futures contracts to increase or decrease the Portfolio's exposure to changing security prices or other investment techniques that affect security values. If the Adviser's strategies do not work as intended, the Portfolio may not achieve its investment objective.

 When market or financial conditions warrant, the Adviser may temporarily use a different investment strategy for defensive purposes. If the Adviser does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 38.

     o Value Investing Risk

     o Small-Cap and Mid-Cap Company Risk

     o Sector Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Please note that the Portfolio's performance, as reflected below, was achieved in part, by the Portfolio's previous adviser who was replaced effective July 24, 2000. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results. The inception date for the Portfolio is May 1, 1997.


     ----------------------------------------------------    EQ Advisors Trust

----------
   24
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                      -10.02%     1.80%      5.13%
                -------------------------------------------
                       1998       1999       2000


--------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 12.40% (1999 4th Quarter)           (20.25)% (1998 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE
                                           ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value Portfolio -
  Class IB Shares                             5.13%        3.81%
--------------------------------------------------------------------------------
 Russell 2500 Value Index*, **               20.79%       12.72%
--------------------------------------------------------------------------------
 Russell 2000 Value Index*                   22.83%       10.98%
--------------------------------------------------------------------------------

 * For more information on this index, see the section in the prospectus "The Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109, has been the Portfolio's Adviser, since July 24, 2000. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2000, FMR Corp., including its affiliates, had approximately $920 billion in total assets under management.

 ROBERT MACDONALD is the Portfolio Manager and will be responsible for the day-to-day management of the Portfolio. Mr. MacDonald, senior vice president and portfolio manager, has been associated with FMR Corp. since 1985.

----------
  25
--------------------------------------------------------------------------------

 EQ/MFS EMERGING GROWTH
 COMPANIES PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies that the Adviser believes are either:

 o early in their life cycle but have the potential to become major enterprises; or

 o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

 For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

 The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser.

 In addition, up to 25% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

 When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes by investing a large portion or all of its assets in cash or cash equivalents, including but not limited to obligations of banks (including, but not limited to, certificates of deposit, bankers acceptances, time deposits and repurchase agreements) commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 38.

      o Growth Investing Risk

      o Small-Cap and Mid-Cap Company Risk

      o Foreign Securities Risk

      o Portfolio Turnover Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any


     ----------------------------------------------------    EQ Advisors Trust

----------
   26
--------------------------------------------------------------------------------

 insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                      34.57%    73.62%     -18.83%
                 ---------------------------------------
                       1998      1999       2000


--------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 53.01% (1999 4th Quarter)           (19.03)% (2000 4th Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                         SINCE
                                        ONE YEAR       INCEPTION
--------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
 Portfolio - Class IB Shares              (18.83)%       25.78%
--------------------------------------------------------------------------------
 Russell 3000 Growth Index*,**            (22.42)%       15.81%
--------------------------------------------------------------------------------
 Russell 2000 Index*                      ( 3.02)%       10.93%
--------------------------------------------------------------------------------

 *   For more information on this index, see the preceding section "The
     Benchmarks."

 ** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 WHO MANAGES THE PORTFOLIO

 MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

 The Portfolio Managers are TONI Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS as a portfolio manager for the Portfolio since 1995 and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who provides general oversight in the management of the Portfolio; DALE A. DUTILE, a Senior Vice President of MFS, who has been with MFS since 1994; JOHN LATHROP, a Senior Vice President of MFS, who has been with MFS since 1994; and DAVID E. SETTE-DUCATI, a Senior Vice President of MFS, who has been with MFS since 1995.

----------
  27
--------------------------------------------------------------------------------

 EQ/MFS RESEARCH PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide long-term growth of capital and future income.

 THE INVESTMENT STRATEGY

 The Portfolio invests, at least 80% of its total assets in equity securities, such as common stocks, securities convertible into common stocks, preferred stocks and depositary receipts of companies believed by the Adviser to have:

     o favorable prospects for long-term growth;

     o attractive valuations based on current and expected earnings or cash flow;

     o dominant or growing market share; and

     o superior management.

 The Portfolio may invest in securities of companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

 The Portfolio may invest up to 20% of its net assets in foreign equity securities, including those of emerging markets. The Portfolio may invest in foreign equity securities, through which it may have exposure to foreign currencies.

 When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal investment strategies for temporary or defensive purposes by investing a large portion or all of its assets in cash or cash equivalents, including but not limited to obligations of banks (including, but not limited to, certificates of deposit, bankers acceptances, time deposits and repurchase agreements) commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 The Portfolio may invest in investment grade fixed income securities and up to 10% of its assets in high yielding debt securities rated below investment grade ("junk bonds").

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 38.

      o Growth Investing Risk

      o Small-Cap and Mid-Cap Company Risk

      o Fixed Income Risk

      o Foreign Securities Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


     ----------------------------------------------------    EQ Advisors Trust

----------
   28
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
 CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                      24.11%    23.12%     -5.25%
                 --------------------------------------
                       1998      1999       2000


--------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 21.36% (1998 4th Quarter)           (14.24)% (1998 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                   SINCE
                                   ONE YEAR      INCEPTION
--------------------------------------------------------------------------------
 EQ/MFS Research Portfolio -
  Class IB Shares                    (5.25)%       15.17%
--------------------------------------------------------------------------------
 Russell 3000 Index*,**              (7.46)%       16.15%
--------------------------------------------------------------------------------
 S&P 500 Index*                      (9.10)%       16.19%
--------------------------------------------------------------------------------

 *   For more information on this index, see the preceding section "The
     Benchmarks."

 ** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 WHO MANAGES THE PORTFOLIO

 MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

 A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed not only by MFS, but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.

----------
  29
--------------------------------------------------------------------------------

 EQ/SMALL COMPANY INDEX PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index ("Russell 2000").

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of small-cap companies included in the Russell 2000. The Adviser seeks to match the returns of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as "optimization." This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio's liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio's total investment characteristics similar to those of the Russell 2000 as a whole.


   For more information on The Russell 2000, see the preceding section "The Benchmarks." The Portfolio is neither sponsored by nor affiliated with the Frank Russell Company, which is the owner of the trademarks and copyrights relating to the Russell indices.

 Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio's ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

 Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the Russell 2000 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or Russell 2000. These instruments are considered to be derivatives.

 The Portfolio may invest to a lesser extent in short-term debt securities and money market securities to meet redemption requests or to facilitate investment in the securities included in the Russell 2000.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 38.

      o Index Fund Risk

      o Small-Cap and Mid-Cap Company Risk

      o Derivatives Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing the yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any


     ----------------------------------------------------    EQ Advisors Trust

----------
   30
--------------------------------------------------------------------------------

 insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio's commencement date was January 1, 1998.


[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
 CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                      -2.27%    20.68%     -3.43%
                 --------------------------------------
                       1998      1999       2000


--------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 18.52% (1999 4th Quarter)           (19.52)% (1998 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                        SINCE
                                        ONE YEAR      INCEPTION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 EQ/Small Company Index Portfolio
  - Class IB Shares                       (3.43)%        4.43%
--------------------------------------------------------------------------------
 Russell 2000 Index*                      (3.02)%        4.65%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 DEUTSCHE ASSET MANAGEMENT INC. ("DAMI"), 130 Liberty Street, New York, New York 10006. DAMI, or its predecessor, Bankers Trust Company, has been the Adviser to the Portfolio since it commenced operations. Bankers Trust Company and DAMI are both subsidiaries of Deutsche Bank AG. DAMI was founded in 1838 as Morgan Grenfell, Inc., and has provided asset management services since 1953. As of September 30, 2000, DAMI had approximately $16.4 billion under management.

INTERNATIONAL STOCK PORTFOLIOS



----------
  31
--------------------------------------------------------------------------------

 EQ/ALLIANCE GLOBAL PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term growth of capital.


 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Adviser believes the equity securities of these established non-U.S. companies have prospects for growth. The Portfolio intends to make investments in several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States).

   These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries.

 The Portfolio may invest in any type of security including, but not limited to, common and preferred stock, as well as shares of mutual funds that invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal conditions to invest substantially all of its assets in equity securities.

 The Portfolio may also use derivatives including: writing covered call and put options, purchasing call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

 When market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 38.


     o Growth Investing Risk

     o Foreign Securities Risk
         Emerging Market Risk
         Regulatory Risk

      o Liquidity Risk

      o Derivatives Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Global Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Global Portfolio) whose inception date is August 27, 1987. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these


     ----------------------------------------------------    EQ Advisors Trust

----------
   32
--------------------------------------------------------------------------------

 purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

30.5%   -0.5%  32.1%  5.2%    18.8%   14.6%   11.7%   21.8%  38.53%  -18.66%
--------------------------------------------------------------------------------
 1991   1992   1993   1994    1995    1996    1997    1998    1999    2000


--------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 26.59% (1998 4th Quarter)           (16.99)% (1999 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                        ONE YEAR       FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Alliance Global
   Portfolio -
   Class IA Shares     (18.66)%         11.92%         14.18%
--------------------------------------------------------------------------------
 MSCI World
   Index*              (13.18)%         12.12%         11.93%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio's and its predecessor's investment program since 1998. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

----------
  33
--------------------------------------------------------------------------------

 EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

 INVESTMENT OBJECTIVE: To achieve long-term growth of capital by investing primarily in non-U.S. equity securities.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily (at least 80% of its net assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S. While the assets of the Portfolio can be invested with geographic flexibility, the Portfolio will emphasize investment in securities of companies located in Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. In addition, the Portfolio may invest in securities of issuers domiciled in other countries including developing countries. In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices and where it conducts its principal operations.

 The Portfolio primarily invests in common stocks, warrants, rights, and non-convertible preferred stock. However, when the Adviser believes that market and economic conditions indicate that it is desirable to do so, the Portfolio may also purchase high-quality debt securities rated, at the time of purchase, within the top three quality categories by Moody's or S&P (or unrated securities of equivalent quality), repurchase agreements, and short-term debt obligations denominated in U.S. dollars or foreign currencies.


 Although the Portfolio does not intend to seek short-term profits, securities in the Portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time a particular security may have been held.

 To the extent the Portfolio invests in non-U.S. dollar denominated securities or holds non-U.S. dollar assets, the Portfolio may hedge against possible variations in exchange rates between currencies by purchasing and selling currency futures or put and call options and may also enter into forward foreign currency exchange contracts to hedge against changes in currency exchange rates. The Portfolio may also cross-hedge between two non-U.S. currencies.

 When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 38.

      o Foreign Securities Risk

         Emerging Market Risk

         Regulatory Risk

      o Growth Investing Risk

      o Derivatives Risk


 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 2000, the Portfolio's first full year of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The commencement date for this Portfolio is May 1, 1999.

     ----------------------------------------------------    EQ Advisors Trust

----------
   34
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                     -19.19%
                                ------------------
                                       2000


--------------------------------------------------------------------------------
 Best quarter:                       Worst quarter:
 2.55% (2000 1st Quarter)            (11.06)% (2000 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE
                                         ONE YEAR       INCEPTION
--------------------------------------------------------------------------------
 EQ/Capital Guardian International
 Portfolio - Class IB Shares               (19.19)%        8.11%
--------------------------------------------------------------------------------
 MSCI EAFE Index*                          (14.17)%        1.96%
--------------------------------------------------------------------------------

 *  For more information on this index, see the preceding section "The
    Benchmarks."


 WHO MANAGES THE PORTFOLIO

 CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968.

 Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

 The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

 DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

 HARTMUT GIESECKE. Hartmut Giesecke is Chairman of the Board of Capital's Japanese investment management subsidiary, Capital International K.K., and Managing Director Asia-Pacific, Capital Group International, Inc. He is also a Senior Vice President and a Director of Capital International Research, Inc. and Capital International, Inc. He joined the Capital Guardian organization in 1972.

 ARTHUR J. GROMADZKI. Arthur Gromadzki is a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities. He also serves as a Research Portfolio Coordinator for diversified and concentrated Global Equity Research Portfolios. He joined the Capital Guardian organization in 1987.

 RICHARD N. HAVAS. Richard Havas is a Senior Vice President and a portfolio manager for Capital Guardian and Capital International Limited. He is also a Senior Vice President and Director for Capital Guardian (Canada), Inc. and Capital International Research, Inc. He joined the Capital Guardian organization in 1986.

 NANCY J. KYLE. Nancy Kyle is a Senior Vice President and a Director and member of the Executive Committee of Capital Guardian. She is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. She is an international equity and emerging markets portfolio manager. She joined the Capital Guardian organization in 1991.









 CHRISTOPHER A. REED. Christopher A. Reed is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan and Pacific Basin portfolios and research responsibilities for the Japanese financial sector. He joined the Capital Guardian organization in 1994.

----------
  35
--------------------------------------------------------------------------------

 ROBERT RONUS. Robert Ronus is President and a Director of Capital Guardian. He is also Chairman of the Board of Capital International Research, Inc. Chairman of the Board and a Director of Capital Guardian (Canada), Inc., a Director of The Capital Group Companies, Inc. and Capital Group International, Inc., and a Senior Vice President of Capital International S.A. and Capital International Limited. He joined the Capital Guardian organization in 1972.

 LIONEL M. SAUVAGE. Lionel Sauvage is a Senior Vice President and portfolio manager for Capital Guardian and a Vice President and a Director for Capital International Research, Inc. He joined the Capital Guardian organization in 1987.

 NILLY SIKORSKY. Nilly Sikorsky is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective S.A., Managing Director-Europe and a Director of Capital Group International, Inc., as well as a Director of The Capital Group Companies, Inc., Capital International Limited, and Capital International K.K. She joined the Capital Guardian organization in 1962.

 RUDOLF M. STAEHELIN. Rudolf Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A. He is a portfolio manager for Capital Guardian, Capital International S.A., and Capital International Limited. He joined the Capital Guardian organization in 1981.


     ----------------------------------------------------    EQ Advisors Trust

BALANCED/HYBRID PORTFOLIO



----------
   36
--------------------------------------------------------------------------------

 EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

 THE INVESTMENT STRATEGY

 The Portfolio allocates varying portions of its assets to a number of asset classes. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets. Over time, the Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.

 The Portfolio's investments in equity securities will include both exchange-traded and over-the counter common stocks and other equity securities, including foreign stocks, preferred stocks, convertible debt instruments, as well as securities issued by small-and mid-sized companies that have favorable growth prospects.

 The Portfolio's debt securities may include foreign debt securities, investment grade fixed income securities (including cash and money market instruments) as well as lower quality, higher yielding debt securities (junk bonds). The Portfolio may also make use of various other investment strategies and derivatives. Up to 50% of its total assets may be used for securities lending purposes. No more than 30% of the Portfolio's assets will be invested in securities of foreign issuers.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 38.

      o Asset Allocation Risk

      o Fixed Income Risk

         Interest Rate Risk

         Junk Bond Risk

      o Leveraging Risk

      o Small-Cap and Mid-Cap Company Risk

      o Liquidity Risk

      o Convertible Securities Risk

      o Derivatives Risk

      o Foreign Securities Risk

      o Portfolio Turnover Risk

      o Securities Lending Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and ten years and compares the Portfolio's performance to:
 (i) the returns of a broad-based index and (ii) the returns of a "blended" index of equity and fixed income securities. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999

----------
  37
--------------------------------------------------------------------------------

 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


48.8%    4.9%  15.3% -3.2%    26.4%   12.6%   16.9%   19.1%  26.58%  -6.71%
--------------------------------------------------------------------------------
 1991   1992   1993   1994    1995    1996    1997    1998    1999    2000


--------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 18.16% (1998 4th Quarter)           (9.72)% (1998 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                      ONE YEAR      FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Alliance Growth Investors
   Portfolio - Class IA Shares     (6.71)%         13.11%         15.10%
--------------------------------------------------------------------------------
 70% S&P 500 Index/30%
   Lehman Gov't/Corp.*, **         (2.99)%         14.87%         14.74%
--------------------------------------------------------------------------------
 S&P 500 Index*                    (9.10)%         18.33%         17.44%
--------------------------------------------------------------------------------

 *  For more information on this index, see the preceding section "The
    Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.


     ----------------------------------------------------    EQ Advisors Trust

3
More information on principal risks


----------------
      38
--------------------------------------------------------------------------------

 Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

 There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

 GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

 ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

 SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

 As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

 ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the actual allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value between the Manager's periodic rebalancing.

 CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

 DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation

----------
  39
--------------------------------------------------------------------------------

 and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

     ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.

     CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.


     Credit risk is particularly significant for certain Portfolios, such as the EQ/Alliance Growth Investors Portfolio, that may invest a material portion of its assets in "JUNK BONDS" or lower-rated securities (i.e., rated BB or lower by S&P or an equivalent rating by any other nationally recognized securities ratings organizations ("NRSRO") or unrated securities of similar quality). These debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks. Portfolios such as the EQ/Alliance Growth Investors Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

     INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

     MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can


 ----------------------------------------------------        EQ Advisors Trust

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   40
--------------------------------------------------------------------------------

     drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

     INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

     JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody's) are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. A Portfolio investing in "junk bonds" may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

 FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

     CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

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  41
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     GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

     POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

     REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

     TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 FUTURES AND OPTIONS RISK: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

 GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

 INDEX-FUND RISK: The EQ/Equity 500 Index and the EQ/Small Company Index Portfolios are not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the EQ/Equity 500 Index Portfolio utilizes proprietary modeling techniques to match the performance results of the S&P 500 Index. The EQ/Small Company Index Portfolio utilizes a "passive" or "indexing" investment approach and attempts to duplicate the investment performance of the particular index the Portfolio is tracking (i.e., S&P 500 Index, Russell 2000 Index or MSCI EAFE Index) through statistical procedures. Therefore, the Portfolios will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

 LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

 LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or


     ----------------------------------------------------    EQ Advisors Trust

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   42
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 foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

 PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs that could be passed through to shareholders.

 SECTOR RISK: Market or economic factors affecting certain companies or industries in a particular industry sector could have a major effect on the value of a Portfolio's investments. Many technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

 SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

 SMALL-CAP OR MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

 VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

 The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

4
Management of the Trust



----------------
  43
--------------------------------------------------------------------------------

 This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."


 THE TRUST

 The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among thirty-nine (39) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.


 THE MANAGER

 The Equitable Life Assurance Society of the United States ("Equitable"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. EQ Financial Consultants, Inc. ("EQFC") previously served as the Manager of the Trust, until September 17, 1999 when the Trust's Investment Management Agreement was transferred to Equitable. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, a French insurance holding company.

 Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management of the Trust. In the exercise of that responsibility, and under the Multi-Manager Order, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select new or additional Advisers for the Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian.

 The contractual management fee rates payable by the Trust are at the following annual percentages of the value of each Portfolio's average daily net assets:

 CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(FEE ON ALL ASSETS)


----------------------------------------
 INDEX PORTFOLIOS
----------------------------------------
 EQ/Equity 500 Index        0.250%
----------------------------------------
 EQ/Small Company Index     0.250%
----------------------------------------

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CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


-------------------------------------------------------------------------------------------------------------
                                          FIRST          NEXT           NEXT           NEXT
 EQUITY PORTFOLIOS                     $1 BILLION     $1 BILLION     $3 BILLION     $5 BILLION     THEREAFTER
-------------------------------------------------------------------------------------------------------------
 EQ/AXP New Dimensions                    0.650%         0.600%         0.575%         0.550%         0.525%
 EQ/Alliance Global                       0.750%         0.700%         0.675%         0.650%         0.625%
 EQ/Alliance Growth Investors             0.600%         0.550%         0.525%         0.500%         0.475%
 EQ/Calvert Socially Responsible          0.650%         0.600%         0.575%         0.550%         0.525%
 EQ/Capital Guardian International        0.850%         0.800%         0.775%         0.750%         0.725%
 EQ/Alliance Technology                   0.900%         0.850%         0.825%         0.800%         0.775%
 EQ/Fl Small/Mid Cap Value                0.750%         0.700%         0.675%         0.650%         0.625%
 EQ/Bernstein Diversified Value           0.650%         0.600%         0.575%         0.550%         0.525%
 EQ/MFS Emerging Growth Companies         0.650%         0.600%         0.575%         0.550%         0.525%
 EQ/MFS Research                          0.650%         0.600%         0.575%         0.550%         0.525%
-------------------------------------------------------------------------------------------------------------

 The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager (or the predecessor Manager for certain of the Portfolios) received in 2000 for managing each of the Portfolios and the rate of the management fees waived by the Manager (or the predecessor Manager for certain of the Portfolios) in 2000 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

 MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 2000


--------------------------------------------------------------
                                     ANNUAL        RATE OF
                                      RATE          FEES
 PORTFOLIOS                         RECEIVED       WAIVED
--------------------------------------------------------------
 EQ/Alliance Global                  0.69%         0.00%
 EQ/Alliance Growth Investors        0.54%         0.00%
 EQ/Alliance Technology              0.90%         0.06%
 EQ/AXP New Dimensions               0.65%         1.18%
 EQ/Equity 500 Index                 0.26%         0.00%
 EQ/Small Company Index              0.25%         0.18%
 EQ/Calvert Socially Responsible     0.65%         1.32%
 EQ/Capital Guardian                 0.83%         0.08%
   International
 EQ/Fl Small/Mid Cap Value           0.69%         0.04%
 EQ/Bernstein Diversified Value      0.55%         0.00%
 EQ/MFS Emerging Growth              0.60%         0.00%
   Companies
 EQ/MFS Research                     0.62%         0.02%
--------------------------------------------------------------

 EXPENSE LIMITATION AGREEMENT

 In the interest of limiting until April 30, 2002 the expenses of each Portfolio (except for the Portfolios for which Alliance serves as sole Investment Adviser, other than EQ/Alliance Technology Portfolio), the Manager has entered into an amended and restated expense limitation agreement with the Trust with respect to those Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to the following respective expense ratios:

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  45
--------------------------------------------------------------------------------

EXPENSE LIMITATION PROVISIONS


--------------------------------------------------------------
                                           TOTAL EXPENSES
                                          LIMITED TO (% OF
 PORTFOLIOS                               DAILY NET ASSETS)
--------------------------------------------------------------
 EQ/Small Company Index                        0.60%
 EQ/AXP New Dimensions                         0.70%
 EQ/Bernstein Diversified Value                0.70%
 EQ/FI Small/Mid Cap Value                     0.85%
 EQ/Calvert Socially Responsible               0.80%
 EQ/Capital Guardian International             0.95%
 EQ/Alliance Technology                        0.90%
 EQ/MFS Research                               0.70%
--------------------------------------------------------------

 Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million;
 (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

 The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio in accordance with the Expense Limitation Agreement during any of the previous five (5) fiscal years, (or three (3) fiscal years for certain Portfolios) less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

 THE ADVISERS

 Each Portfolio has one or more Advisers that furnish an investment program for the Portfolio (or portion thereof for which the entity serves as Adviser) pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio (or portion thereof for which the entity serves as Adviser), places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser or the Manager and may perform certain limited related administrative functions in connection therewith.

 The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without obtaining the approval of the relevant Portfolio's shareholders to: (a) employ a new Adviser or additional Advisers for any Portfolio; (b) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (c) terminate and replace the Advisers. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act ("Affiliated Adviser"), such as Alliance, unless the investment advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in an information statement under Schedule 14C of the Securities Exchange Act of 1934, as amended ("1934 Act").

 The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. From time to time, the


     ----------------------------------------------------    EQ Advisors Trust

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   46
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 advisory fee may be changed without shareholder approval. No Portfolio is responsible for the fees paid to each of the Advisers.


 THE ADMINISTRATOR

 Pursuant to an agreement, Equitable currently serves as the Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting and compliance services, and makes available the office space, equipment, personnel and facilities required to provide such services to the Trust.

 Equitable may carry out its responsibilities either directly or through sub-contracting with third party service providers. For these services, the Trust pays Equitable $30,000 for each Portfolio, and a monthly fee at the annual rate of 0.04 of 1% of the first $3 billion of total Trust average daily net assets, 0.03 of 1% of the next $3 billion; 0.025 of 1% of the next $4 billion; and 0.0225% of 1% of the total Trust average daily net assets in excess of $10 billion.


 THE TRANSFER AGENT

 Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


 BROKERAGE PRACTICES

 In selecting brokers and dealers in accordance with Section 28(e) of the 1934 Act, the Manager and each Adviser may consider research and brokerage services received by the Manager, the Advisers, the Trust or any Portfolio. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Finally, at the discretion of the Board, the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment or (ii) allocate brokerage to broker dealers in recognition of their past sales of shares of the Trust.


 BROKERAGE TRANSACTIONS WITH AFFILIATES

 To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or the Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of an Adviser to another Portfolio for which such Adviser does not provide investment advice in whole or in part. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.

5
Fund distribution arrangements



----------------
  47
--------------------------------------------------------------------------------

 The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and EDI are affiliates of Equitable. Both AXA Advisors and EDI are registered as broker-dealers under the 1934 Act and are members of the National Association of Securities Dealers, Inc.

 It is anticipated that by June 30, 2001, Equitable Distributors, LLC ("EDI LLC") will become a successor by merger to all of the functions, rights and obligations of EDI, including the role of distributor for the Trust. Like EDI, EDI LLC is owned by Equitable Holdings, LLC. Accordingly, once the successor by merger is complete, all references to the principal underwriter EDI in each prospectus should be replaced with EDI LLC.

 The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

6
Purchase and redemption



----------------
      48
--------------------------------------------------------------------------------

 The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.


 Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.

 Portfolios that invest a significant portion of their assets in foreign securities may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.

 All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

 The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

 You should note that the Trust is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Trust's Portfolios. These kinds of strategies and transfer activities are disruptive to the Trust's Portfolios. If we determine that your transfer patterns among the Trust's Portfolio's are disruptive to the Trust's Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

 We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.

7
How assets are valued



----------------
  49
--------------------------------------------------------------------------------

 Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

 o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

 o Foreign securities not traded directly, including depositary receipts, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

 o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.

 o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

 The Trust may also fair value securities in other situations, for example, when a particular foreign market is closed but the Trust is open. This policy is intended to assure that a Portfolio's net asset value fairly reflects securities values as of the time of pricing.

8
Tax information



----------------
      50
--------------------------------------------------------------------------------

 Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

 It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator, and Manager therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

9
Financial Highlights



--------
 51
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB shares since May 1, 1997. With respect to the Portfolios that are advised by Alliance financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio's operations). The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 2000 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.


EQ/ALLIANCE GLOBAL PORTFOLIO
(FKA ALLIANCE GLOBAL PORTFOLIO)(D)(E):


                                                                     CLASS IA
                                   -----------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------
                                           2000             1999           1998           1997          1996
                                   ------------------- -------------- -------------- -------------- ------------
Net asset value, beginning of
  period .........................    $     25.16        $   19.46      $   17.29      $   16.92      $ 15.74
                                      -----------        ---------      ---------      ---------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income
   (loss) ........................          (0.01)            0.10           0.14           0.17         0.21
  Net realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions .........          (4.44)            7.25           3.56           1.75         2.05
                                      -----------        ---------      ---------      ---------      -------
  Total from investment
   operations ....................          (4.45)            7.35           3.70           1.92         2.26
                                      -----------        ---------      ---------      ---------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income .............          (0.04)           (0.02)         (0.22)         (0.36)      (0.21)
  Dividends in excess of net
   investment income .............              -                 -              -              -      (0.08)
  Distributions from realized
   gains .........................          (2.17)           (1.63)         (1.31)         (1.19)      (0.79)
  Distributions in excess of
   realized gains ................              -                 -              -              -           -
                                      -----------        ----------     ----------     ----------     --------
  Total dividends and
   distributions .................          (2.21)           (1.65)         (1.53)         (1.55)      (1.08)
                                      -----------        ----------     ----------     ----------     --------
Net asset value, end of period        $     18.50        $    25.16      $   19.46    $    17.29     $ 16.92
                                      ===========        ==========     ==========     ==========     ========
Total return .....................         (18.66)%           38.53%         21.80%        11.66%      14.60%
                                      ===========        ==========     ==========     ==========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ........................    $ 1,528,794        $1,869,185     $1,360,220     $1,203,867    $997,041
Ratio of expenses to average
  net assets .....................           0.78%(c)          0.70%          0.71%          0.69%     0.60 %
Ratio of net investment
  income to average net
  assets .........................          (0.03)%(c)         0.45%          0.72%          0.97%       1.28%
Portfolio turnover rate ..........             53 %              93%           105%            57%         59%



                                                                    CLASS IB
                                   ---------------------------------------------------------------------------
                                                                                                OCTOBER 2,*
                                                   YEAR ENDED DECEMBER 31,                        1996 TO
                                   --------------------------------------------------------    DECEMBER 31,
                                           2000            1999         1998        1997           1996
                                   ------------------- ------------ ----------- ----------- ------------------
Net asset value, beginning of
  period .........................    $     25.05        $ 19.41      $ 17.27     $ 16.91      $    16.57
                                      -----------        -------      -------     -------      ----------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income
   (loss) ........................          (0.01)          0.03         0.08        0.12            0.02
  Net realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions .........          (4.47)          7.24         3.56        1.76            0.81
                                      -----------        -------       -------     -------     ----------
  Total from investment
   operations ....................          (4.48)          7.27         3.64        1.88            0.83
                                      -----------        -------       -------     -------     ----------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income .............          (0.04)             -        (0.19)      (0.33)              -
  Dividends in excess of net
   investment income .............              -              -            -           -           (0.11)
  Distributions from realized
   gains .........................          (2.17)         (1.63)       (1.31)      (1.19)          (0.10)
  Distributions in excess of
   realized gains ................              -              -            -           -           (0.28)
                                      -----------       --------      -------     -------      ----------
  Total dividends and
   distributions .................          (2.21)         (1.63)       (1.50)      (1.52)          (0.49)
                                      -----------       --------      -------     -------      ----------
Net asset value, end of period        $     18.36        $ 25.05      $ 19.41     $ 17.27      $    16.91
                                      ===========       ========      =======     =======      ==========
Total return .....................         (18.86)%        38.17%       21.50%      11.38%           4.98%(b)
                                      ===========       ========      =======     =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ........................    $   198,482       $121,052      $47,982     $21,520      $      290
Ratio of expenses to average
  net assets .....................           1.03 %(c)      0.95%        0.96%       0.97%           0.86% (a)
Ratio of net investment
  income to average net
  assets .........................          (0.28)%(c)      0.16%        0.41%       0.67%           0.48% (a)
Portfolio turnover rate ..........             53 %           93%         105%         57%             59%

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  52
--------------------------------------------------------------------------------

EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO
(FKA ALLIANCE GROWTH INVESTORS PORTFOLIO)(D)(E):

                                                                          CLASS IA
                                       ------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------------
                                             2000             1999            1998           1997           1996
                                       --------------- ----------------- -------------- -------------- --------------
Net asset value, beginning of
  period .............................    $   22.57        $  19.87        $   18.55      $   17.20      $   17.68
                                          ---------        --------        ---------      ---------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............         0.42            0.37             0.41           0.41           0.40
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .......................        (1.99)           4.83             3.03           2.43           1.66
                                          ---------        --------        ---------      ---------      ---------
 Total from investment
  operations .........................        (1.57)           5.20             3.44           2.84           2.06
                                          ---------        --------        ---------      ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................        (0.40)          (0.35)           (0.41)         (0.46)         (0.40)
 Dividends in excess of net
  investment income ..................            -               -                -              -          (0.03)
 Distributions from realized
  gains ..............................        (1.43)          (2.15)           (1.71)         (1.03)         (2.10)
 Distributions in excess of
  realized gains .....................            -               -                -              -          (0.01)
                                          ---------        --------       ----------     ----------     ----------
 Total dividends and
  distributions ......................        (1.83)          (2.50)           (2.12)         (1.49)         (2.54)
                                          ---------        --------       ----------     ----------     ----------
Net asset value, end of period .......    $   19.17        $  22.57       $    19.87      $   18.55      $   17.20
                                          =========        ========       ==========     ==========     ==========
Total return .........................        (6.71)%         26.58%           19.13%         16.87%         12.61%
                                          =========        ========       ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $2,293,353      $2,495,787       $1,963,074     $1,630,389     $1,301,643
Ratio of expenses to average net
  assets .............................         0.60%           0.53%(d)         0.55%          0.57%          0.57%
Ratio of net investment income
  to average net assets ..............         1.89%           1.71%(d)         2.10%          2.18%          2.31%
Portfolio turnover rate ..............           80%             98%             102%           121%           190%

                                                                    CLASS IB
                                       -------------------------------------------------------------------
                                                                                             OCTOBER 2,*
                                                    YEAR ENDED DECEMBER 31,                    1996 TO
                                       --------------------------------------------------   DECEMBER 31,
                                            2000         1999         1998        1997          1996
                                       ------------- ------------ ----------- ----------- ----------------
Net asset value, beginning of
  period .............................    $ 22.51      $ 19.84      $ 18.52     $ 17.19      $   16.78
                                          -------      -------      -------     -------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............       0.36         0.31         0.36        0.36           0.07
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .......................      (1.99)        4.82         3.03        2.43           0.71
                                          -------      -------       -------     -------     ---------
 Total from investment
  operations .........................      (1.63)        5.13         3.39        2.79           0.78
                                          -------      -------       -------     -------     ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................      (0.35)       (0.31)       (0.36)      (0.43)         (0.02)
 Dividends in excess of net
  investment income ..................          -            -            -           -          (0.09)
 Distributions from realized
  gains ..............................      (1.43)       (2.15)       (1.71)      (1.03)         (0.02)
 Distributions in excess of
  realized gains .....................          -            -            -           -          (0.24)
                                          -------     --------      -------     -------      ---------
 Total dividends and
  distributions ......................      (1.78)       (2.46)       (2.07)      (1.46)         (0.37)
                                          -------     --------      -------     -------      ---------
Net asset value, end of period .......    $ 19.10     $  22.51      $ 19.84     $ 18.52      $   17.19
                                          =======     ========      =======     =======      =========
Total return .........................      (6.94)%      26.27%       18.83%      16.58%          4.64%(b)
                                          =======     ========      =======     =======      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $326,220     $202,850      $92,027     $35,730      $     472
Ratio of expenses to average net
  assets .............................       0.85%        0.78%        0.80%       0.82%          0.84%(a)
Ratio of net investment income
  to average net assets ..............       1.64 %       1.44%        1.85%       1.88%          1.69%(a)
Portfolio turnover rate ..............         80 %         98%         102%        121%           190%

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 53
--------------------------------------------------------------------------------

EQ/ALLIANCE TECHNOLOGY PORTFOLIO:



                                                                                     CLASS IA                 CLASS IB
                                                                             ----------------------- -------------------------
                                                                                   MAY 1, 2000*             MAY 1, 2000*
                                                                                        TO                       TO
                                                                                DECEMBER 31, 2000        DECEMBER 31, 2000
                                                                             ----------------------- -------------------------
Net asset value, beginning of period .......................................     $     10.00                 $  10.00
                                                                                 -----------                 --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ....................................................            0.01                        -
  Net realized and unrealized gain (loss) on investments ...................           (3.33)                   (3.33)
                                                                                 -----------                 --------
  Total from investment operations .........................................           (3.32)                   (3.33)
                                                                                 -----------                 --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .....................................               -                        -
  Distributions from realized gains ........................................               -                        -
                                                                                 -----------                 --------
  Total dividends and distributions ........................................               -                        -
                                                                                 -----------                 --------
Net asset value, end of period .............................................     $      6.68                 $   6.67
                                                                                 ===========                 ========
Total return ...............................................................          (33.20)%(b)              (33.30)%(b)
                                                                                 ===========                 ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..........................................     $    22,880                 $275,140
Ratio of expenses to average net assets after waivers ......................            0.90 %(a)(c)             1.15 %(a)(c)
Ratio of expenses to average net assets before waivers .....................            0.96 %(a)(c)             1.21 %(a)(c)
Ratio of net investment income to (loss) average net assets after waivers ..            0.25 %(a)(c)            (0.00)%(a)(c)
Ratio of net investment income to (loss) average net assets before waivers .            0.18 %(a)(c)            (0.07)%(a)(c)
Portfolio turnover rate ....................................................              49 %                     49 %
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ...............................     $         -                 $      -

     -------------------------                               EQ Advisors Trust

-----
  54
--------------------------------------------------------------------------------

EQ/AXP NEW DIMENSIONS PORTFOLIO:

                                                                                    CLASS IB
                                                                              -------------------
                                                                               SEPTEMBER 1, 2000*
                                                                                       TO
                                                                               DECEMBER 31, 2000
                                                                              -------------------
Net asset value, beginning of period ......................................      $    10.00
                                                                                 ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...................................................            0.01
  Net realized and unrealized gain (loss) on investments ..................           (1.69)
                                                                                 ----------
  Total from investment operations ........................................           (1.68)
                                                                                 ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ....................................           (0.01)
  Distributions from realized gains .......................................               -
                                                                                 ----------
  Total dividends and distributions .......................................           (0.01)
                                                                                 ----------
Net asset value, end of period ............................................      $     8.31
                                                                                 ==========
Total return ..............................................................          (16.78)%(b)
                                                                                 ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................................      $    6,899
Ratio of expenses to average net assets after waivers .....................            0.95 %(a)
Ratio of expenses to average net assets before waivers ....................            2.13 %(a)
Ratio of net investment income (loss) to average net assets after waivers .            0.55 %(a)
Ratio of net investment income (loss) to average net assets before waivers            (0.63)%(a)
Portfolio turnover rate ...................................................               3%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ..............................      $     0.02

-----
 55
--------------------------------------------------------------------------------

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO (FKA LAZARD LARGE CAP VALUE
PORTFOLIO):**



                                                                                      CLASS IB
                                                                   -----------------------------------------------
                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                                   -----------------------------------------------
                                                                         2000             1999            1998
                                                                   ---------------   --------------   ------------
Net asset value, beginning of year .............................      $   12.06        $   11.94       $  10.00
                                                                      ---------        ---------       --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................           0.09             0.11           0.06
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ...............................          (0.33)            0.31           1.94
                                                                      ---------        ---------       --------
  Total from investment operations .............................          (0.24)            0.42           2.00
                                                                      ---------        ---------       --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................          (0.09)           (0.11)         (0.06)
  Distributions from realized gains ............................               -           (0.19)             -
                                                                      ---------        ---------       --------
  Total dividends and distributions ............................          (0.09)           (0.30)         (0.06)
                                                                      ---------        ---------       --------
Net asset value, end of year ...................................       $  11.73         $  12.06       $  11.94
                                                                      =========        =========       ========
Total return ...................................................          (1.94)%           3.55%         20.01%
                                                                      =========        =========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ................................       $176,049        $ 133,503       $ 74,588
Ratio of expenses to average net assets after waivers ..........           0.95 %           0.94%          0.90%
Ratio of expenses to average net assets before waivers .........           0.95 %           1.00%          1.20%
Ratio of net investment income to average net assets after
  waivers ......................................................           0.91 %           1.10%          1.19%
Ratio of net investment income to average net assets before
  waivers ......................................................           0.91 %           1.04%          0.89%
Portfolio turnover rate ........................................             33 %             32%            37%
  Effect of voluntary expense limitation during the year:
   Per share benefit to net investment income ..................       $      -        $     0.01       $  0.02



     -------------------------                               EQ Advisors Trust

-----
  56
--------------------------------------------------------------------------------

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO
(FKA CALVERT SOCIALLY RESPONSIBLE PORTFOLIO):


                                                                                             CLASS IB
                                                                             -----------------------------------------
                                                                                                    SEPTEMBER 1, 1999*
                                                                                  YEAR ENDED                TO
                                                                              DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                             -------------------   -------------------
Net asset value, beginning of period .....................................         $ 10.76              $ 10.00
                                                                                   -------              -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........................................           (0.01)               (0.01)
  Net realized and unrealized gain (loss) on investments .................           (0.34)                0.83
                                                                                   -------              -------
  Total from investment operations .......................................           (0.35)                0.82
                                                                                   -------              -------
  LESS DISTRIBUTIONS:
  Distributions from realized gains ......................................           (0.77)               (0.06)
                                                                                   -------              -------
Net asset value, end of period ...........................................          $ 9.64                10.76
                                                                                   =======              =======
Total return .............................................................           (2.87)%               8.09 %(b)
                                                                                   =======              =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................          $3,922              $ 2,622
Ratio of expenses to average net assets after waivers ....................            1.05 %               1.05 %(a)
Ratio of expenses to average net assets before waivers ...................            2.37 %               5.38 %(a)
Ratio of net investment income to average net assets after waivers .......           (0.11)%              (0.19)%(a)
Ratio of net investment income to average net assets before waivers ......           (1.43)%              (4.52)%(a)
Portfolio turnover rate ..................................................              81 %                 45 %
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .............................          $ 0.10              $     -

-----
 57
--------------------------------------------------------------------------------

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
(FKA CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO):


                                                                                                 CLASS IB
                                                                                    -----------------------------------
                                                                                      YEAR ENDED        MAY 1, 1999*
                                                                                     DECEMBER 31,            TO
                                                                                         2000         DECEMBER 31, 1999
                                                                                    --------------   ------------------
Net asset value, beginning of period ............................................      $  14.10         $   10.00
                                                                                       --------         ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................          0.10                 -
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................         (2.68)             4.10
                                                                                       --------         ----------
  Total from investment operations ..............................................         (2.58)             4.10
                                                                                       --------         ----------
  LESS DISTRIBUTIONS:
  Dividends in excess of net investment income ..................................         (0.07)                -
  Distributions from realized gains .............................................         (0.17)                -
                                                                                       --------         ----------
  Total dividends and distributions .............................................         (0.24)                -
                                                                                       --------         ----------
Net asset value, end of period ..................................................      $  11.28         $   14.10
                                                                                       ========         ==========
Total return ....................................................................        (19.19)%           41.00 %(b)
                                                                                       ========         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................      $110,486         $  52,049
Ratio of expenses to average net assets after waivers ...........................          1.20 %            1.20 %(a)
Ratio of expenses to average net assets before waivers ..........................          1.28 %            1.65 %(a)
Ratio of net investment income to average net assets after waivers ..............          0.37 %            0.02 %(a)
Ratio of net investment income to average net assets before waivers .............          0.29 %           (0.43)%(a)
Portfolio turnover rate .........................................................            26 %              28 %
  Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income ...................................      $   0.02         $    0.02



     -------------------------                               EQ Advisors Trust

-----
  58
--------------------------------------------------------------------------------

EQ/EQUITY 500 INDEX PORTFOLIO
(FKA EQ EQUITY 500 INDEX PORTFOLIO)(d)(e):



                                                                   CLASS IA
                                    -----------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------
                                          2000           1999           1998          1997         1996
                                    --------------- -------------- -------------- ------------ ------------
Net asset value, beginning of
  period ..........................    $   29.57      $   25.00      $   19.74      $ 15.16      $ 13.13
                                       ---------      ---------      ---------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........         0.25           0.28           0.27         0.26         0.27
  Net realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions ..........        (3.13)          4.78           5.25         4.64         2.65
                                       ---------      ---------      ---------      -------      -------
  Total from investment
   operations .....................        (2.88)          5.06           5.52         4.90         2.92
                                       ---------      ---------      ---------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............        (0.19)         (0.27)         (0.25)       (0.25)       (0.25)
  Distributions from realized
   gains ..........................        (1.16)         (0.22)         (0.01)       (0.07)       (0.64)
                                       ---------      ---------     ----------     --------     --------
  Total dividends and
   distributions ..................        (1.35)         (0.49)         (0.26)       (0.32)       (0.89)
                                       ---------      ---------     ----------     --------     --------
Net asset value, end of period......   $   25.34      $   29.57      $   25.00      $ 19.74      $ 15.16
                                       =========      =========     ==========     ========     ========
Total return ......................        (9.58)%        20.38%         28.07%       32.58%       22.39%
                                       =========      =========     ==========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $2,106,901     $2,618,539     $1,689,913     $943,631     $386,249
Ratio of expenses to average
  net assets ......................         0.32 %         0.33%          0.34%        0.37%        0.39%
Ratio of net investment
  income to average net
  assets ..........................         0.87 %         1.05%          1.23%        1.46%        1.91%
Portfolio turnover rate ...........           17 %            5%             6%           3%          15%



                                                           CLASS IB
                                    ------------------------------------------------------
                                                                             MAY 1,1997*
                                           YEAR ENDED DECEMBER 31,               TO
                                    -------------------------------------   DECEMBER 31,
                                         2000         1999        1998          1997
                                    ------------- ----------- ----------- ----------------
Net asset value, beginning of
  period ..........................    $ 29.50      $ 24.98    $ 19.73       $   16.35
                                       -------      -------    -------       ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........       0.16         0.21       0.22            0.14
  Net realized and unrealized
   gain (loss) on
   investments and foreign
   currency transactions ..........      (3.11)        4.78        5.24           3.48
                                       -------      -------    -------       ---------
  Total from investment
   operations .....................      (2.95)        4.99        5.46           3.62
                                       -------      -------    -------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............      (0.17)       (0.25)      (0.20)         (0.17)
  Distributions from realized
   gains ..........................      (1.16)       (0.22)      (0.01)         (0.07)
                                       -------      -------    --------      ---------
  Total dividends and
   distributions ..................      (1.33)       (0.47)      (0.21)         (0.24)
                                       -------      -------    --------      ---------
Net asset value, end of period.....    $ 25.22      $ 29.50    $  24.98      $   19.73
                                       =======      =======    ========      =========
Total return ......................      (9.81)%      20.08%      27.74%         22.28%(b)
                                       =======      =======    ========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $928,578      $20,931    $   443       $     110
Ratio of expenses to average
  net assets ......................       0.57%        0.58%      0.59%           0.62%(a)
Ratio of net investment
  income to average net
  assets ..........................       0.58%        0.78%       0.98%          1.10%(a)
Portfolio turnover rate ...........         17%           5%          6%             3%

-----
 59
--------------------------------------------------------------------------------

EQ/FI SMALL/MID CAP VALUE PORTFOLIO
(FKA FI SMALL/MID CAP PORTFOLIO):



                                                              CLASS IA
                                     ----------------------------------------------------------
                                                YEAR ENDED
                                               DECEMBER 31,               NOVEMBER 24, 1998*
                                     ---------------------------------            TO
                                                                             DECEMBER 31,
                                           2000             1999                 1998
                                     ---------------- ---------------- ------------------------
Net asset value, beginning of
  period ...........................    $   10.76        $   10.59          $     10.40
                                        ---------        ---------          -----------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ............         0.10             0.03                 0.03
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ....................         0.48             0.19                 0.23 +
                                        ---------        ---------          -----------
  Total from investment
   operations ......................         0.58             0.22                 0.26
                                        ---------        ---------          -----------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ...............        (0.13)           (0.05)               (0.06)
  Distributions in excess of
   realized gains ..................            -                -                    -
Return of capital distributions ....            -                -                (0.01)
                                        ---------        ---------          -----------
  Total dividends and
   distributions ...................        (0.13)           (0.05)               (0.07)
                                        ---------        ---------          -----------
Net asset value, end of period .....    $   11.21        $   10.76          $     10.59
                                        =========        =========          ===========
Total return .......................         5.48%            2.07%                2.63%(b)
                                        =========        =========          ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ..........................    $   7,269        $   2,339          $       747
Ratio of expenses to average net
  assets after waivers .............         0.82%(c)         0.75%(c)             0.75%(a)(c)
Ratio of expenses to average net
  assets before waivers ............         0.87%(c)         0.84%(c)             0.92%(a)(c)
Ratio of net investment income
  to average net assets after
  waivers ..........................         1.42%(c)         0.40%(c)             0.72%(a)(c)
Ratio of net investment income
  to average net assets before
  waivers ..........................         1.37%(c)         0.32%(c)             0.55%(a)(c)
Portfolio turnover rate ............          196%             192%                 111%
  Effect of voluntary expense
   limitation during the
   period:
    Per share benefit to net
     investment income .............    $    0.01        $    0.01          $      0.17



                                                                     CLASS IB
                                     ------------------------------------------------------------------------
                                                          YEAR ENDED                          MAY 1, 1997*
                                                         DECEMBER 31,                              TO
                                     -----------------------------------------------------    DECEMBER 31,
                                            2000              1999              1998              1997
                                     ------------------ ---------------- ----------------- ------------------
Net asset value, beginning of
  period ...........................    $    10.78         $   10.61        $ 11.85           $    10.00
                                        ----------         ---------        -------           ----------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ............          0.12              0.02           0.05                 0.01
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ....................          0.43              0.17          (1.24)                1.90
                                        ----------         ---------        -------           ----------
  Total from investment
   operations ......................          0.55              0.19          (1.19)                1.91
                                        ----------         ---------        -------           ----------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ...............         (0.11)            (0.02)         (0.04)               (0.01)
  Distributions in excess of
   realized gains ..................             -                 -              -                (0.05)
Return of capital distributions ....             -                 -          (0.01)                   -
                                        ----------         ---------        -------           ----------
  Total dividends and
   distributions ...................         (0.11)            (0.02)         (0.05)               (0.06)
                                        ----------         ---------        -------           ----------
Net asset value, end of period .....    $    11.22         $   10.78        $ 10.61           $    11.85
                                        ==========         =========        =======           ==========
Total return .......................          5.13%             1.80%        (10.02)%              19.15%(b)
                                        ==========         =========        =======           ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ..........................    $  153,232         $ 149,618       $166,746           $  120,880
Ratio of expenses to average net
  assets after waivers .............          1.07%(c)          1.00%(c)       1.00 %(c)            1.00 %(a)
Ratio of expenses to average net
  assets before waivers ............          1.12%(c)          1.09%(c)       1.17 %(c)            1.70 %(a)
Ratio of net investment income
  to average net assets after
  waivers ..........................          1.17%(c)          0.21%(c)       0.47 %(c)            0.26 %(a)
Ratio of net investment income
  to average net assets before
  waivers ..........................          1.12% (c)         0.12%(c)       0.30%(c)            (0.44)%(a)
Portfolio turnover rate ............           196%              192%           111%                  44 %
  Effect of voluntary expense
   limitation during the
   period:
    Per share benefit to net
     investment income .............    $          -       $    0.02        $  0.02            $    0.03

     -------------------------                               EQ Advisors Trust

-----
  60
--------------------------------------------------------------------------------

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO
(FKA MFS EMERGING GROWTH COMPANIES PORTFOLIO):




                                                                 CLASS IA
                                        -----------------------------------------------------------
                                                   YEAR ENDED
                                                  DECEMBER 31,
                                        ---------------------------------     NOVEMBER 24, 1998*
                                                                                      TO
                                             2000             1999            DECEMBER 31, 1998
                                        ------------- ------------------- -------------------------
Net asset value, beginning of
  period ..............................   $   27.40      $     16.04           $      14.18
                                          ---------      -----------           ------------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income(loss) ..........        0.04             0.01                      -
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions               (5.13)           11.83                   1.86
                                          ---------      -----------           ------------
 Total from investment
  operations ..........................       (5.09)           11.84                   1.86
                                          ---------      -----------           ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ..............................           -                -                      -
 Distributions from realized gains                -            (0.48)                     -
 Distributions in excess of
  realized gains ......................       (1.40)               -                      -
                                          ---------      -----------           ------------
 Total dividends and distributions            (1.40)           (0.48)                     -
                                          ---------      -----------           ------------
Net asset value, end of period ........   $   20.91      $     27.40           $      16.04
                                          =========      ===========           ============
Total return ..........................      (18.56)%          74.43%                 13.12%(b)
                                          =========      ===========           ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....   $  72,889      $    46,248           $      5,978
Ratio of expenses to average net
  assets after waivers ................        0.70%            0.60%(c)               0.60%(a)(c)
Ratio of expenses to average net
  assets before waivers ...............        0.70%            0.70%(c)               0.79%(a)(c)
Ratio of net investment income to
  average net assets after
  waivers .............................        0.15%            0.09%(c)              (0.05)%(a)(c)
Ratio of net investment income to
  average net assets before
  waivers .............................        0.14%           (0.01)%(c)             (0.24)%(a)(c)
Portfolio turnover rate ...............         203%             184%                    79%
 Effect of voluntary expense
  limitation during the period:
  Per share benefit to net
  investment income ...................   $       -      $      0.01           $          -



                                                                        CLASS IB
                                        -------------------------------------------------------------------------
                                                              YEAR ENDED                          MAY 1, 1997*
                                                             DECEMBER 31,                              TO
                                        ------------------------------------------------------    DECEMBER 31,
                                              2000              1999               1998               1997
                                        --------------- ------------------- ------------------ ------------------
Net asset value, beginning of
  period ..............................     $  27.33      $     16.04         $    11.92         $    10.00
                                            --------      -----------         ----------         ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income(loss) ..........        (0.02)           (0.02)             (0.03)              0.02
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions                (5.13)           11.79               4.15               2.21
                                            --------      -----------         ----------         ----------
 Total from investment
  operations ..........................        (5.15)           11.77               4.12               2.23
                                            --------      -----------         ----------         ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income ..............................            -                -                  -              (0.02)
 Distributions from realized gains                 -            (0.48)                 -              (0.18)
 Distributions in excess of
  realized gains ......................        (1.40)               -                  -              (0.11)
                                            --------      -----------         ----------         ----------
 Total dividends and distributions             (1.40)           (0.48)                 -              (0.31)
                                            --------      -----------         ----------         ----------
Net asset value, end of period ........     $  20.78      $     27.33         $    16.04         $    11.92
                                            ========      ===========         ==========         ==========
Total return ..........................       (18.83)%          73.62%             34.57%             22.42%(b)
                                            ========      ===========         ==========         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....   $2,142,512      $ 1,665,635         $  461,307         $   99,317
Ratio of expenses to average net
  assets after waivers ................         0.95 %           0.85%(c)           0.85%(c)           0.85%(a)
Ratio of expenses to average net
  assets before waivers ...............         0.95%            0.95%(c)           1.04%(c)           1.82%(a)
Ratio of net investment income to
  average net assets after
  waivers .............................        (0.11)%          (0.16)%(c)         (0.30)%(c)          0.61%(a)
Ratio of net investment income to
  average net assets before
  waivers .............................        (0.11)%          (0.26)%(c)         (0.49)%(c)         (0.36)%(a)
Portfolio turnover rate ...............          203%             184%                79%               116%
 Effect of voluntary expense
  limitation during the period:
  Per share benefit to net
  investment income ...................   $        -       $      0.01        $     0.02         $     0.04

-----
 61
--------------------------------------------------------------------------------

EQ/MFS RESEARCH PORTFOLIO
(FKA MFS RESEARCH PORTFOLIO):

                                                                                          CLASS IB
                                                                 ----------------------------------------------------------
                                                                               YEAR ENDED                   MAY 1, 1997*
                                                                              DECEMBER 31,                       TO
                                                                 ---------------------------------------    DECEMBER 31,
                                                                      2000         1999         1998            1997
                                                                 ------------- ------------ ------------ ------------------
Net asset value, beginning of period ...........................    $ 17.06     $  14.21     $  11.48        $  10.00
                                                                    -------     --------     --------        --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................          -         0.02         0.04            0.02
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions ...........................      (0.91)        3.24         2.73            1.58
                                                                    -------     --------     --------        --------
  Total from investment operations .............................      (0.91)        3.26         2.77            1.60
                                                                    -------     --------     --------        --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................      (0.03)       (0.02)       (0.04)          (0.02)
  Dividends in excess of net investment income .................          -            -            -               -
  Distributions from realized gains ............................      (1.41)       (0.39)           -           (0.01)
  Distributions in excess of realized gains ....................          -            -            -           (0.09)
                                                                    -------     --------     --------        --------
  Total dividends and distributions ............................      (1.44)       (0.41)       (0.04)          (0.12)
                                                                    -------     --------     --------        --------
Net asset value, end of period .................................    $ 14.71     $  17.06     $  14.21        $  11.48
                                                                    =======     ========     ========        ========
Total return ...................................................      (5.25)%      23.12%       24.11%          16.07%(b)
                                                                    =======     ========     ========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............................   $878,120     $685,270     $407,619        $114,754
Ratio of expenses to average net assets after waivers ..........       0.92%        0.85%        0.85%           0.85%(a)
Ratio of expenses to average net assets before waivers .........       0.94%        0.96%        1.05%           1.78%(a)
Ratio of net investment income to average net assets after
   waivers .....................................................      (0.05)%       0.12%        0.44%           0.65%(a)
Ratio of net investment income to average net assets
   before waivers ..............................................      (0.08)%       0.01%        0.24%         (0.28)%(a)
Portfolio turnover rate ........................................         92%          91%          73%             51%
  Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income ..................    $     -     $   0.01     $   0.02        $   0.03



     -------------------------                               EQ Advisors Trust

-----
  62
--------------------------------------------------------------------------------

EQ/SMALL COMPANY INDEX PORTFOLIO
(FKA EQ SMALL COMPANY INDEX PORTFOLIO):**



                                                                                  CLASS IB
                                                                   ---------------------------------------
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                   ---------------------------------------
                                                                       2000          1999          1998
                                                                   -----------   -----------   -----------
Net asset value, beginning of year .............................     $ 10.85       $  9.56       $ 10.00
                                                                     -------       -------       -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................        0.09          0.09          0.07
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions ...........................       (0.55)         1.85         (0.30)
                                                                     -------       -------       -------
  Total from investment operations .............................       (0.46)         1.94         (0.23)
                                                                     -------       -------       -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................       (0.08)        (0.09)        (0.07)
  Distributions from realized gains ............................       (1.28)        (0.56)        (0.13)
  Distributions in excess of realized gains ....................           -             -         (0.01)
                                                                     -------       -------       -------
  Total dividends and distributions ............................       (1.36)        (0.65)        (0.21)
                                                                     -------       -------       -------
Net asset value, end of year ...................................     $  9.03       $ 10.85       $  9.56
                                                                     =======       =======       =======
Total return ...................................................       (3.43)%       20.68%        (2.27)%
                                                                     =======       =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ................................     $72,747       $59,931       $32,609
Ratio of expenses to average net assets after waivers ..........        0.75%         0.71%         0.60%
Ratio of expenses to average net assets before waivers .........        0.93%         1.20%         1.81%
Ratio of net investment income to average net assets after
  waivers ......................................................        0.73%         1.11%         1.18%
Ratio of net investment income to average net assets before
  waivers ......................................................        0.55%         0.62%        (0.03)%
Portfolio turnover rate ........................................          59%           59%           35%
  Effect of voluntary expense limitation during the year:
   Per share benefit to net investment income ..................     $  0.02       $  0.04       $  0.07

----------
*     Commencement of Operations.
**    Commenced operations on January 1, 1998.

+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)   Annualized.
(b)   Total return is not annualized.
(c) Reflects overall fund ratios for investment income and non-class specific expense.
(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust
      Portfolio from January 1, 1999 through October 17, 1999.
(e) Net investment income and capital changes per share are based on monthly average shares outstanding.

10
Prior performance of each adviser



----------------
  63
--------------------------------------------------------------------------------

 The following table provides information concerning the historical performance of another registered investment company (or series) and/or composite of other institutional private accounts and registered investment companies managed by each Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of the Advisers in managing substantially similar investment vehicles as measured against specified market indices. This data does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser and should not confuse this performance data with performance data for each of the Trust's Portfolios, which is shown for each Portfolio under the caption "ABOUT THE INVESTMENT PORTFOLIOS."

 Each Adviser's performance data shown below for other registered investment companies (or series thereof) was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. In each such instance, the share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

 Composite performance data relating to the historical performance of institutional private accounts managed by the relevant Adviser was calculated on a total return basis and includes all losses. As specified below, this composite performance data is provided only for the Capital Guardian U.S. Equity Research Portfolio Diversified Composite, and Capital Guardian Non-U.S Equity Composite (collectively, the "Composites"). The total returns for the Composite reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by Capital Guardian's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Each Composite includes all actual, fee-paying, discretionary institutional private accounts managed by Capital Guardian that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio.


 Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The institutional private accounts that are included in the Composite are not subject to the same types of expenses to which the relevant Portfolio is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws.

 The major difference between the SEC prescribed calculation of average annual total returns for registered investment companies or (series thereof) and total returns for composite performance is that average annual total returns reflect all fees and charges applicable to the registered investment company in question and the total return calculation for the Composite reflects only those fees and charges described in the paragraph directly above.

 The performance results for the registered investment companies or Composite presented below are generally subject to somewhat lower fees and expenses than the relevant Portfolios although in most instances the fees and expenses are substantially similar. In addition, holders of Contracts representing interests in the Portfolios below will be subject to charges and expenses relating to such

-----
  64
--------------------------------------------------------------------------------

 Contracts. The performance results presented below do not reflect any insurance related expenses and would be reduced if such charges were reflected.

 The investment results presented below are unaudited. For more information on the specified market indices used below, see the section "The Benchmarks."

ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS MANAGED BY ADVISERS AS OF 12/31/00

The name of the other fund or account managed by the Adviser is shown in BOLD. The name of the Trust Portfolio is shown in (parentheses). The name of the benchmark is shown in italics.


-----------------------------------------------------------------------------------------------------------------------
                                                                                                 1           5
 OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)                                     Year        Years
-----------------------------------------------------------------------------------------------------------------------
 Benchmark
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE TECHNOLOGY FUND - A CLASS(6) (EQ/ALLIANCE TECHNOLOGY PORTFOLIO)
                                                                                               -24.62%      21.40%
-----------------------------------------------------------------------------------------------------------------------
 NASDAQ Composite Index                                                                        -39.29%      18.62%
-----------------------------------------------------------------------------------------------------------------------
 AXP NEW DIMENSIONS FUND(5), (4) - AEFC (EQ/AXP NEW DIMENSIONS PORTFOLIO)
                                                                                                -8.82%      19.00%
-----------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                                                               -9.10%      18.33%
-----------------------------------------------------------------------------------------------------------------------
 CAPITAL GUARDIAN NON-U.S. EQUITY COMPOSITE(5) (EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO)
                                                                                               -19.11%      15.02%
-----------------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(3)                                                                            -14.01%       7.34%
-----------------------------------------------------------------------------------------------------------------------
 CAPITAL GUARDIAN U.S. EQUITY RESEARCH PORTFOLIO - DIVERSIFIED COMPOSITE(5) (EQ/CAPITAL GUARDIAN RESEARCH
 PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                 6.27%      21.89%
S&P 500 Index(2)                                                                                -9.10%      18.30%
-----------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                               10         Since      Inception
 OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)                                    Years     Inception      Date
---------------------------------------------------------------------------------------------------------------------------------
 Benchmark
---------------------------------------------------------------------------------------------------------------------------------
 ALLIANCE TECHNOLOGY FUND - A CLASS(6) (EQ/ALLIANCE TECHNOLOGY PORTFOLIO)
                                                                                               26.75%      N/A          3/1/82
---------------------------------------------------------------------------------------------------------------------------------
 NASDAQ Composite Index                                                                        20.78%
---------------------------------------------------------------------------------------------------------------------------------
 AXP NEW DIMENSIONS FUND(5), (4) - AEFC (EQ/AXP NEW DIMENSIONS PORTFOLIO)
                                                                                               18.96%      N/A          8/1/68
---------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                                                              17.44%      N/A
---------------------------------------------------------------------------------------------------------------------------------
 CAPITAL GUARDIAN NON-U.S. EQUITY COMPOSITE(5) (EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO)
                                                                                               13.71%      N/A        12/31/78
---------------------------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(3)                                                                             6.17%      N/A
---------------------------------------------------------------------------------------------------------------------------------
 CAPITAL GUARDIAN U.S. EQUITY RESEARCH PORTFOLIO - DIVERSIFIED COMPOSITE(5) (EQ/CAPITAL GUARDIAN RESEARCH
 PORTFOLIO)
                                                                                               N/A        16.31%      3/31/93
---------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                                                              N/A
---------------------------------------------------------------------------------------------------------------------------------

(1)  Since inception percentage was calculated as of 6-30-93.

(2) The S&P 500 Index ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

(3) The Morgan Stanley Capital International EAFE Index ("EAFE Index") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. EAFE Index assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.





(4) Performance for the Class A shares. The Class A shares are in many instances subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.

(5) The annual fees and expenses of the similar registered investment company (or series thereof) (or composite) whose prior performance is shown in the table above were less than those of the relevant Trust's Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be reduced.

(6) The annual fees and expenses of the similar registered investment company (or series thereof) (or composite) whose prior performance is shown in the table above were higher than those of the relevant Trust's Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be increased.

----------------

--------------------------------------------------------------------------------

 If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:


 ANNUAL AND SEMI-ANNUAL REPORTS

 The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.


 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 The SAI, dated May 1, 2001, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-292-4492.

 You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

 Investment Company Act File Number: 811-07953